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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 20, 2001

Hilton Hotels Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices) (Zip Code)

(310) 278-4321
(Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
	99.1	Hilton Hotels Corporation unaudited statements of income for the three and twelve months ended December 31, 1999 and 2000.

ITEM 9.  REGULATION FD DISCLOSURE

    In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

    For information regarding this item, please refer to Exhibit 99.1 hereto, which is incorporated by reference.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2001

HILTON HOTELS CORPORATION
By:	/s/ ROBERT M. LA FORGIA Robert M. La Forgia Senior Vice President and Controller

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SIGNATURE